SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2005


                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                                      0-19410
    (State or Other Jurisdiction                    (Commission File Number)
           of Incorporation)


                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

               Point Therapeutics, Inc. ("Point") issued a press release on December 2, 2005 announcing that the underwriters of Point's previously announced public offering have exercised their option to purchase an additional 1,207,500 shares of common stock from Point to cover over-allotments.


               A copy of the press release dated December 2, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.

               99.1 - Press release issued by Point dated December 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       POINT THERAPEUTICS, INC.


December 5, 2005                       By: /s/ Donald R. Kiepert, Jr.
                                           -------------------------------------
                                       Name: Donald R. Kiepert, Jr.
                                       Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit         Description
-------         -----------
99.1            Press release issued by Point Therapeutics, Inc. ("Point") on
                December 2, 2005 announcing that the underwriters of Point's previously announced public offering have exercised their option to purchase an additional 1,207,500 shares of common stock from Point to cover over-allotments.